UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2013

Immunomedics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-12104	61-1009366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 The American Road, Morris Plains, New Jersey	07950
(Address of Principal Executive Offices)	(Zip Code)

(973) 605-8200
(Registrant's telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) for Immunomedics, Inc. (the “Company”) was held at the Company’s headquarters, 300 The American Road, Morris Plains, New Jersey, on Wednesday, December 4, 2013. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

•	the election of six (6) directors to serve until the 2014 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

•	the advisory (non-binding) vote on executive compensation; and

•	the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2014.

At the close of business on October 9, 2013, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 83,134,280 shares of the Company’s common stock, outstanding and entitled to vote at the Annual Meeting. The holders of 69,622,904 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

The votes with respect to the election of the director nominees were as follows:

Name	For	Against	Abstain	Broker Non- Votes
David M. Goldenberg	35,137,577 Shares	1,469,251 Shares	72,544 Shares	32,943,532 Shares
Cynthia L. Sullivan	35,484,034 Shares	1,146,944 Shares	48,394 Shares	32,943,532 Shares
Brian A. Markison	35,763,745 Shares	774,682 Shares	140,945 Shares	32,943,532 Shares
Mary E. Paetzold	35,718,164 Shares	759,953 Shares	201,255 Shares	32,943,532 Shares
Richard L. Sherman	36,157,782 Shares	376,595 Shares	144,995 Shares	32,943,532 Shares
Don C. Stark	35,943,140 Shares	577,137 Shares	159,095 Shares	32,943,532 Shares

The non-binding advisory votes with respect to executive compensation were as follows:

For	Against	Abstain	Broker Non-Votes
34,872,157 Shares	1,631,884 Shares	175,331 Shares	32,943,532 Shares

With respect to the ratification of the Company’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2014, the votes were as follows:

For	Against	Abstain	Broker Non-Votes
68,164,732 Shares	422,614 Shares	1,035,558 Shares

The foregoing votes reflect that all of the director nominees were elected, the executive compensation was approved by non-binding advisory votes, and KPMG LLP was ratified as the Company’s independent registered public accounting firm for the year ending June 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

	By:	/s/ Cynthia L. Sullivan
	Name:	Cynthia L. Sullivan
	Title:	President and Chief Executive Officer

Dated: December 4, 2013